JETBLUE INVESTOR DAY DECEMBER 13, 2016

SAFE HARBOR 2

!"#$%&'()*+&,&!"#$%&#'( WHY INVEST IN JETBLUE? ROBIN HAYES PRESIDENT & CEO 3

WHY INVEST IN JETBLUE? 4

IMPROVE THE JETBLUE EXPERIENCE 5

FOCUS ON EXECUTION 6

BUILD ON STRENGTH LA Basin San Juan BostonNew York Fort Lauderdale Orlando 7

DEVELOPING OUR TOOLKIT MARTY ST. GEORGE EVP COMMERCIAL AND PLANNING 8

WE’RE DELIVERING ON 2014 RETURN INITIATIVES CABIN RESTYLING FARE OPTIONS MINT CREDIT CARDS 9

FARE OPTIONS EXCEEDING ORIGINAL EXPECTATIONS $65m $200m $100m $260m 2015 2016E 2017E 2014 Expectations ($m) Actual (2015) & Current Expectations ($m) $280m+ FARE OPTIONS EARNINGS BENEFIT Opportunity to evolve Fare Options further through pricing and bundled offerings 10

CREDIT CARD ALSO EXCEEDING EXPECTATIONS INCREMENTAL CREDIT CARD EARNINGS BENEFIT 2016E 2017E 2018E 2019E 2020E 2021E 2022E ~$60m run-rate by mid 2019 ~$80m run-rate by 2022 11

GROWING TRUEBLUE PARTNERSHIPS 12

2008 2009 2010 2011 2012 2013 2014 2015 2016E 2017E ANCILLARY CONTRIBUTION EXPECTED TO EXCEED $25 PER CUSTOMER IN 2016 ANCILLARY PER CUSTOMER CAGR = +6% 13

CABIN RESTYLING: EXPANDING NEW CORE PRODUCT TO THE A320 14a

CABIN RESTYLING: EXPANDING NEW CORE PRODUCT TO THE A320 14b

0% 20% 40% 60% 80% 100% Year 1 Year 2 Year 3 Year 4 CABIN RESTYLING: $100M EARNINGS BENEFIT A320 PROGRAM ADDS TO 2017 A321 BENEFIT PERCENT OF A320 FLEET CONVERTED ILLUSTRATIVE A320 ASM IMPACT - Y/Y GROWTH* Expected start to ‘Year 1’ is Fall 2017 * Assumes capacity growth, reflecting only A320 fleet modifications and does not include any typical adjustments to fleet utilization or network. Conversions currently expected to take ~36 months -2% -1% 0% 1% 2% 3% 4% 5% Year 1 Year 2 Year 3 Year 4 15

MINT: SURPRISING & DELIGHTING 16

+17 June 2014 TTM June 2015 TTM June 2016 TTM +18 October 2014 TTM October 2015 TTM October 2016 TTM MINT: ORIGINALLY DESIGNED TO SOLVE A SPECIFIC NETWORK PROBLEM Mint Launch Mint Launch JFK-LAX MARGIN VS. SYSTEM (pre and post Mint Launch) JFK-SFO MARGIN VS. SYSTEM (pre and post Mint Launch) 17

JFK-LAX FREQUENCY AND MARGIN 5 5 7 10 Q3 2013 Q3 2014 Q3 2015 Q3 2016 Core Daily Margin (gap to system) MINT: MARGIN BENEFITS EXTEND BEYOND MINT SEATS JFK-LAX Mint Launch 18

Q2-14 Q1-15 Q4-15 Q3-16 BOS MINT ROUTES PERFORMANCE: TTM MARGIN GAP TO SYSTEM MINT: BOSTON MARKETS FOLLOWING NYC SUCCESS BOS-SFO Mint Launch BOS-LAX Mint Launch )*+,-./012/$31456/ -67+8059/::/78-.41 19

BOS JFK LAX SFO MINT: WITH ROOM TO GROW Current 20a

BOS JFK LAX SFO MINT: WITH ROOM TO GROW Current 2017 Start SAN FLL 20b

BOS JFK LAX SFO MINT: WITH ROOM TO GROW Current 2017 Start Announced SAN LAS SEA FLL 20c

WE’RE DELIVERING ON 2014 RETURN INITIATIVES CABIN RESTYLING FARE OPTIONS MINT CREDIT CARDS 21

GROWING OUR NETWORK SCOTT LAURENCE SVP AIRLINE PLANNING 22

APPLYING OUR TOOLKIT 23

WE’VE DEVELOPED A STRONG, DEFENSIBLE NETWORK… Fort Lauderdale LA Basin Orlando San Juan 2007 7% 6% 8% 2%4 11 Source: Diio Note: ASMs as a percent of total JetBlue network 24a 56% New York 14% Boston

WE’VE DEVELOPED A STRONG, DEFENSIBLE NETWORK… Fort Lauderdale LA Basin Orlando San Juan 2017 42% New York 14%21% Boston 7%15% 6%8 8% 2% Source: Diio Note: ASMs as a percent of total JetBlue network 24b

+ 24 pts + 34 pts + 10 pts + 15 pts + 24 pts + 28pts NYC BOS FLL MCO SJU LA Basin MARGIN BY FOCUS CITY: THEN AND NOW …THAT GENERATES STRONG MARGINS IN EACH FOCUS CITY Q3 2006 TTM Q3 2016 TTM Boston Fort Lauderdale Orlando San JuanNew York 25

DIFFERENTIATED BY OUR FOCUS ON LARGE ‘LOCAL’ MARKETS 0% 10% 20% 30% 40% 50% 60% 70% System Domestic International PERCENT CONNECTING TRAFFIC JBLU “Big 3” LUV Source: US DOT OD1B, T100 26

JFK-FLLJFK-MCO 5 10 500 1,000 1,500 2013 2014 2015 2016 5 10 500 1,000 1,500 2013 2014 2015 2016 TOOLKIT ALSO INCLUDES 200-SEAT A321 Frees up 1 JFK slot pair Frees up 2 JFK slot pairs Seats/Day JFK Slots Seats/Day JFK Slots 27

0% 20% 40% 60% 80% 100% BOSTON: AMPLE OPPORTUNITY REMAINS SEAT SHARE IN TOP 20 US METRO AREAS #1 seat share carrier #2 seat share carrier #3 seat share carrier Source: Diio 28

(9.0) (6.0) (3.0) 0.0 3.0 6.0 9.0 12.0 15.0 ($300) ($200) ($100) $100 $200 $300 $400 $500 Q2 08 Q2 09 Q2 10 Q2 11 Q2 12 Q2 13 Q2 14 Q2 15 Q2 16 Gap to SystemP&L (M) 31 32 35 42 45 48 51 58 61 BOSTON: MARGINS HAVE IMPROVED AS WE’VE GROWN RELEVANCE Nonstop Markets: TTM Profit BOS vs System (ex-BOS) BOSTON OPERATING MARGIN VS. SYSTEM 29

JFK SAN LAS SEA SFO DEN FLLRSW MCO TPA PBI RDU CLT PHX PIT RIC SJU AUS IAD BUF CUN AUA BOSTON: WE ARE IN 39 OF THE TOP 50 DOMESTIC AND INTERNATIONAL DESTINATIONS 2007 30a

JFK SAN LAS SEA SFO DEN FLLRSW MCO TPA PBI RDU CLT PHX PIT RIC SJU AUS IAD BUF CUN AUA BOSTON: WE ARE IN 39 OF THE TOP 50 DOMESTIC AND INTERNATIONAL DESTINATIONS 2007 EWRCLE MSY LAX ATL ORD SLC DFW DTW BWI DCA PHL LGA BNA PDX HOU JAX 2017E 30b

JFK SAN LAS SEA SFO DEN FLLRSW MCO TPA PBI RDU CLT PHX PIT RIC SJU AUS IAD BUF CUN AUA BOSTON: WE ARE IN 39 OF THE TOP 50 DOMESTIC AND INTERNATIONAL DESTINATIONS 2007 EWRCLE MSY LAX ATL ORD SLC DFW DTW BWI DCA PHL LGA BNA PDX HOU JAX 2017E Not Currently Served DUB CDG LHR CMH MSP KEF STL IND MCI MKE YYZ 30c

SOUTH FLORIDA: AN UNDERSERVED MARKET SEAT SHARE IN TOP 20 US METRO AREAS Source: Diio 0% 20% 40% 60% 80% 100% #1 seat share carrier #2 seat share carrier #3 seat share carrier 31

82% 75% 74% 39% 0% 20% 40% 60% 80% 100% B6 WN NK AA (MIA) RASM (top 3 carriers) Source: US DOT OD1B, T100, Form 41 for YE2Q16 FORT LAUDERDALE: WE GENERATE A STRONG REVENUE PREMIUM WITH A LOCAL FOCUS PERCENT LOCAL TRAFFIC (top 3 carriers) 5.00 7.00 9.00 11.00 13.00 B6 WN NKJBLU LUV SAVE JBLU LUV SAVE AAL ( IA) Note: Stage adjusted. Unshaded area reflects estimated ancillary revenue. 32

-10 -5 0 5 10 1 4 7 10 13 16 19 22 25 28 31 34 M ar gi n Pt s vs In du st ry Growth Program Age (Quarters) FORT LAUDERDALE: MARGINS AS EXPECTED FOR THIS STAGE OF DEVELOPMENT Boston Margins vs. Industry Ft. Lauderdale Margins vs. Industry FT. LAUDERDALE VS. BOSTON MARGINS BY QUARTER Source: Company reports 33

EWR JFK HPN LGA BUF 2007 SOUTH FLORIDA: WE ARE IN 29 OF THE TOP 50 DOMESTIC AND INTERNATIONAL DESTINATIONS 34a

EWR JFK HPN LGA BUF LIM ORD BOS RDU PIT CLE MSY DTW BWIDCA PHL BNA LAS SFO LAX BDL PVD BOG MEX SJU CUN PAP SDQ NAS 2007 2017E SOUTH FLORIDA: WE ARE IN 29 OF THE TOP 50 DOMESTIC AND INTERNATIONAL DESTINATIONS 34b

EWR JFK HPN LGA BUF LIM ORD BOS RDU PIT CLE MSY DTW BWIDCA PHL BNA LAS SFO LAX BDL PVD BOG MEX SJU CUN PAP SDQ NAS 2007 2017E Not Currently Served SOUTH FLORIDA: WE ARE IN 29 OF THE TOP 50 DOMESTIC AND INTERNATIONAL DESTINATIONS SEA DEN TPA CLT PHX ATLDFW MSP STL CVG ACY HOU GRU EZE LHR YYZ YUL PTY CCS SCL MAD 34c

2017 CAPACITY GUIDANCE Region % of Total Capacity ASMs Low High Transcon 30% 11.5% 13.5% Latin 29% 4.5% 6.5% Florida 28% 4.5% 6.5% East 6% 17.5% 19.5% Central 4% 4.5% 6.5% West 3% 15.5% 17.5% System 6.5% 8.5% 35

APPLYING OUR TOOLKIT 36

QUESTIONS 37

BREAK 38

!"#$%&'()*+&,&!"#$%&#'( IMPROVING THE JETBLUE EXPERIENCE JOANNA GERAGHTY EVP CUSTOMER EXPERIENCE JEFF MARTIN EVP OPERATIONS 39

PRODUCT & SERVICE MATTER Source: DOT OD1B, T100 REVENUE PREMIUM 40 NPS VS. RELATIVE REVENUE PERFORMANCE

INVESTMENTS ALLOW US TO FOCUS ON CUSTOMER EXPERIENCE 41

IMPROVING OPERATIONAL PROCESS TO MATCH PRODUCT AND FLEET EVOLUTION JBLU 42

ENHANCING RELIABILITY IN A HIGH UTILIZATION MODEL Aircraft Utilization Technical Dispatch Reliability *A321 YE aircraft totals: 2014 – 13; 2015 – 25; 2016 – 37 1 2016 YTD Aircraft Utilization data as of 10/31/2016 2 2016 YTD TDR data as of 11/14/2016 Note: “Aircraft Utilization” as publicly reported is calculated as Completed Block Hours divided by the daily number of aircraft in fleet, regardless of availability to operations. E190 60 Aircraft A320 130 Aircraft A321 37 Aircraft* 9.7 9.9 9.7 7 8 9 10 2014 2015 2016 (YTD)1 12.7 12.7 12.8 11 12 13 14 2014 2015 2016 (YTD)1 12.1 12.9 13.5 11 12 13 14 2014 2015 2016 (YTD)1 97.645 98.205 98.344 96 97 98 99 100 2014 2015 2016 (YTD)2 97.664 97.639 97.654 96 97 98 99 100 2014 2015 2016 (YTD)2 97.862 97.947 97.946 96 97 98 99 100 2014 2015 2016 (YTD)2 ; ; 43

WE OPERATE IN THE MOST COMPLEX U.S. AIRSPACE 0 5 10 0% 50% 100% Ice Storm (Feb '07) Ice Storm (Dec '10) Sandy (Oct '12) Hercules (Jan '14) Matthew (Oct '16) Major Storm Comparison Completion Factor (lhs) # of Days impacting operations (rhs) 0% 20% 40% 60% 80% 100% JBLU UAL AAL DAL ALK LUV % of Departures Scheduled in/out of SFO, ORD, DCA, PHL, NYC Metro, BOS Pct Flights Pct ASMs Source: Diio 44

SAFETY: OUR NUMBER ONE VALUE OJI "TOTAL RECORDABLE" CASE RATE PER 200,000 HOURS WORKED – YTD 3Q16 0 1 2 3 4 5 6 7 8 A4A-1 A4A-2 A4A-3 JBLU A4A-7 Total Recordable Case Rate Industry Average OJI, on the job injury Source: A4A. NOTE: Industry data provided by A4A, current through September 2016; A4A carriers: JetBlue, American Airlines, Atlas Air Worldwide, United Airlines, UPS, Alaska Airlines, Southwest, Fedex, Hawaiian, Air Canada (Associate Member) 0.0 1.0 2.0 3.0 4.0 5.0 A4A-1 A4A-2 A4A-3 A4A-4 A4A-5 A4A-6 A4A-7 A4A-8 A4A-10 GROUND DAMAGE EVENT RATE PER 10,000 DEPARTURES – YTD 3Q16 JBLU 45

!"#$%&'()*+&,&!"#$%&#'( FINANCIAL SUMMARY & OUTLOOK JIM LEDDY SVP TREASURER & CHIEF FINANCIAL OFFICER (INTERIM) 46

JETBLUE APPROACH FINDING TRACTION, FOCUS ON SUSTAINING RELATIVE MARGIN GAINS RASM GROWTH VS. PEERS COST GROWTH VS. PEERS Seat Miles (CAGR) RASM(CAGR) CASM ex-Fuel, P/S(CAGR) 0.4% -2.4% 0.0% -4.4% 2011-2016E 2014-2016E 7.5% 9.1% 1.9% 3.3% 2011-2016E 2014-2016E 2.4% 0.7% 1.7% 1.4% 2011-2016E 2014-2016E CAPACITY GROWTH VS. PEERS JBLU PEERS Peers include AAL, ALK, DAL, LUV, SAVE, UAL and VA. Source: Company Financial Reports JBLU PEERS JBLU PEERS 47

JETBLUE APPROACH FINDING TRACTION, FOCUS ON SUSTAINING RELATIVE MARGIN GAINS * Peers include: AAL, ALK, DAL, LUV, SAVE, UAL 0% 5% 10% 15% 20% 2011 2012 2013 2014 2015 2016E PRE-TAX MARGINS JBLU PEERS Peers include AAL, ALK, DAL, LUV, SAVE, UAL and VA. 1. In 2014, JBLU had a pre-tax gain of $241 million from the sale of LiveTV, resulting in a pre-tax margin of 10.7% on a GAAP basis and pre-tax margin of 6.6% on a non-GAAP basis. Source: Company Financial Reports : 48

2017 GUIDANCE Metric Guidance Range Capacity 6.5 – 8.5% CASM excluding fuel 1 – 3% Capex (aircraft) $1.05bn - $1.2bn Capex (non-aircraft) $150m – $200m Other Income/(Expense) ($95m) – ($105m) 49

STAGE LENGTH, LABOR AND MAINTENANCE ARE PRIMARY CASM EX-FUEL PRESSURES 2017 CASM EX-FUEL HEADWINDS AND TAILWINDS ~1.5pts ~0.5pts ~0.0pts 2.0% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% Stage Length Salaries, Wages & Benefits, MM&R and Profit Sharing All Other 2017 (Midpoint of Guidance) 20 17 C AS M e x- Fu el Y oY % 50

MEDIUM TERM FINANCIAL GOALS Metric 2017-2020 Capacity High Single Digit CAGR CASM excluding fuel 1-3% in 2017Flat to 1% CAGR 2018-2020 Capex Average of ~$1.3bn 51

!"#$%&'()*+&,&!"#$%&#'( STRUCTURAL COST INITIATIVES STEVE PRIEST VP STRUCTURAL PROGRAMS 52

COMMITTED TO $250-$300M IN STRUCTURAL SAVINGS BY 2020

COST CATEGORY	EXPECTED 2020 RUN-RATE SAVINGS	KEY LEVERS DRIVING SAVINGS
Tech Ops	$100-$125m	Strategic Sourcing; Maintenance Planning; Parts Optimization; Crew Resourcing Model
Corporate	$75-$90m	Strategic Sourcing; Corporate Automation; Crew Resourcing Model
Airports	$55-$65m	Strategic Sourcing; Customer Self-Service; Capex Governance
Distribution	~$20m	Channel Strategy; Digital Offering
TOTAL	**$250-$300m**	

53

TECH OPS: $100-$125M OPPORTUNITY 54

CORPORATE: $75-$90M OPPORTUNITY Source: XXXXX 55

AIRPORTS: $55-$65M OPPORTUNITY 56

DISTRIBUTION: ~$20M OPPORTUNITY JBLU 57

COMMITTED TO $250-$300M IN STRUCTURAL SAVINGS BY 2020 AIRPORTS TECH OPS CORPORATE DISTRIBUTION 58

!"#$%&'()*+&,&!"#$%&#'( CAPITAL ALLOCATION JIM LEDDY SVP TREASURER & CHIEF FINANCIAL OFFICER (INTERIM) 59

MAINTAIN A STRONG BALANCE SHEET TO SUPPORT FUTURE GROWTH THROUGH THE CYCLE 1 97 169 227 2011 2016E -!".$%-&/%*%0/1#*!*2&34**5 $%0!*(+*2&4$6/$2$5)&4*7*!+ !*2/0*2&4*7*!(-* Unencumbered Total 27% 14% 1% 25% 6% 2011 2016E Cash + STI Unencumbered Aircraft 70% LTV Revolver As % of TTM Revenue 5.9x 1.2x $2.9 $1.3 2011 2016E Adj. Debt to EBITDAR Net Debt ($bn) LTV, loan to value; STI, short term investments. Adjusted debt calculated as short-term debt + long-term debt + 7x TTM leases 60

INVESTING IN NETWORK GROWTH WHILE SUPPLEMENTING WITH ‘ACCELERATOR CAPITAL’ CAPITAL EXPENDITURE Aircraft Non-Aircraft 2017E $1.2bn - $1.4bn 2018E $1.1bn - $1.2bn Non-Aircraft Capital Efficiency Focused Network Growth, Mint & Aircraft Capital Efficiency IT Infrastructure Tech Ops Planning Customer Facing Tech Self-Service Cabin Restyling NextGen 61

MATURING APPROACH TO CAPITAL ALLOCATION AS LEVERAGE REACHES TARGET Substantial progress in de-risking balance sheet < Targeting lower end of 30-40% range Continuing to invest in the medium and long term JetBlue vision and growth Measured capital return to shareholders: Increased authorization to $500M deployment 2016-2019 < Commenced with 2016 $120M ASRYE17+ 30-40% 3Q16 39% YE15 46% YE13 62% YE11 70% ADJUSTED DEBT TO CAPITALIZATION 62

QUESTIONS 63

!"#$%&'()*+&,&!"#$%&#'( BUILDING ON SUCCESS ROBIN HAYES PRESIDENT & CEO 64

HOW WE COMPETE 65

QUESTIONS 66

THANK YOU 67